UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019 (June 3, 2019)

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Sandpointe, Suite 400, Santa Ana, CA 92707

(Address of Principal Executive Offices) (Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

1665 Scenic Avenue, Suite 250, Costa Mesa, California 92626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TTMI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Section 1 - Registrant’s Business and Operations

Item 1.01.	Entry Into a Material Definitive Agreement.

Amendment to the Asia Asset Backed Loan Facility Agreement

On June 4, 2019, TTM Technologies Enterprises (HK) Limited (“TTMEHK”), TTM Technologies China Limited and TTM Technologies Trading (Asia) Company Limited, all of which are wholly-owned subsidiaries of the Company, entered into a facility agreement (the “Facility Agreement”) which amends and restates the Asia asset backed loan facility agreement dated May 22, 2015 (the “Asia ABL Agreement”) entered into by and among TTMEHK, Oriental Printed Circuits Limited and other parties as original guarantors, and The Hongkong and Shanghai Banking Corporation Limited as arranger, original lender, facility agent, security trustee and issuing bank. Pursuant to the Facility Agreement, the Asia ABL Agreement was amended to, among other things: (1) add a $50 million incremental facility; (2) include TTM Technologies China Limited and TTM Technologies Trading (Asia) Company Limited as original borrowers under the Facility Agreement; (3) include TTMEHK and TTM Technologies Trading (Asia) Company Limited as original guarantors under the Facility Agreement; (4) include Barclays Bank PLC as an original lender under the Facility Agreement; (5) extend the maturity date from May 22, 2020 to June 3, 2024; (6) provide a mechanism for determining an alternative rate of interest in the event that the screen rate for LIBOR is not available; and (7) make certain other changes to the Facility Agreement as set forth therein.

A copy of the Facility Agreement is filed as Exhibit 10.1 to this Report and incorporated herein by reference thereto. The foregoing summary of the Facility Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Facility Agreement.

Amendment to U.S. ABL Credit Agreement

On June 3, 2019, TTM Technologies, Inc. (the “Company”) entered into a Second Amendment (the “Amendment”) which amends and restates the U.S. ABL Credit Agreement dated May 31, 2015, as previously amended by the First Amendment, dated as of September 27, 2016 (the “U.S. ABL Agreement”), among the Company, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents thereto. Pursuant to the Amendment, the U.S. ABL Agreement was amended to (1) reduce the aggregate revolving commitment under the U.S. amended ABL Agreement from $200 million to $150 million, but increase the maximum uncommitted incremental facility amount from $0 to $100 million, (2) reduce the threshold of availability from 66% to 50% in order to trigger the lowest applicable margin of 125 basis points for Eurodollar loans and 25 basis points for ABR Loans (as defined in the Amendment), (3) reduce the maximum availability-based applicable margin by 25 basis points from 175 to 150 basis points for Eurodollar loans and 75 to 50 basis points for ABR loans, (4) reduce the threshold of availability from 33% to 25% in order to trigger the highest applicable margin of 150 basis points for Eurodollar loans and 50 basis points for ABR Loans (5) extend the maturity date from May 31, 2020 to the earlier of (a) June 3, 2024 and (b) the date that is 90 days prior to the final scheduled maturity of any of the Company’s Material Indebtedness (as defined in the U.S. ABL Agreement), (6) provide a mechanism for determining an alternative rate of interest in the event that LIBOR is no longer available, and (7) make certain other changes to the U.S. ABL Agreement as set forth therein.

A copy of the Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K (“Report”) and incorporated herein by reference thereto. The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Amendment.

Section 2 - Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures above under Item 1.01 of this Report are also responsive to this Item 2.03 and are hereby incorporated by reference into this Item 2.03.

Section 3 - Securities and Trading Markets

Item 3.03	Material Modifications to Rights of Security Holders.

Pursuant to the terms of the Amendment, the Company is subject to certain restrictions on its ability to declare or pay any dividend or make any other payments or distributions on account of any capital stock of the Company and its restricted subsidiaries. The disclosures above under Item 1.01 of this Report regarding such restrictions are also responsive to this Item 3.03 and are hereby incorporated by reference into this Item 3.03.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On June 6, 2019, the Company issued a press release announcing the Facility Agreement and the Amendment. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

Certain Information

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

See the Exhibit Index which is hereby incorporated by reference.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Facility Agreement, dated as of June 4, 2019, by and among TTM Technologies Enterprises (HK) Limited, TTM Technologies China Limited and TTM Technologies Trading (Asia) Company Limited as borrowers, TTM Technologies (Asia Pacific) Limited and other parties as guarantors, The Hongkong and Shanghai Banking Corporation Limited and Barclays Bank PLC as original lenders, The Hongkong and Shanghai Banking Corporation Limited as arranger, facility agent, security trustee and issuing bank.

10.2	Second Amendment, dated as of June 3, 2019, to the ABL Credit Agreement, by and among TTM Technologies, Inc., as Borrower, the several Lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents thereto.

99.1	Press Release dated June 6, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: June 6, 2019	/s/ Daniel J. Weber
	By:	Daniel J. Weber
Senior Vice President, General Counsel and Secretary